Note 04 - Cash and Cash Equivalents (Detail) (USD $) In Millions	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009
Cash and Cash Equivalents [Abstract]
Cash	$ 1,925	$ 1,974	$ 1,469	$ 1,478
Investments - Brazilian reais	12,226	7,819	6,788	10,780
Investments - U.S. dollars	7,538	7,840	4,715	3,911
Total	$ 21,689	$ 17,633	$ 12,972	$ 16,169